THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated September 29, 2016 to the May 1, 2016 Prospectus

This supplement provides information relating to the investment options available under your Lincoln ChoicePlus AssuranceSM (Prime) contract. This supplement is for informational purposes and requires no action on your part.

Certain funds were inadvertently omitted from the Investment Requirements fund listings in the May 1, 2016 prospectus. As a result, the prospectus is revised as follows:

The following corrections apply to Investment Requirements for Managed Risk Riders: The LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund and the LVIP BlackRock U.S Growth ETF Allocation Managed Risk Fund will be added to Group 2, and to the list of funds among which you may allocate 100% of your Contract Value. The LVIP Global Income Fund will be added to the list of funds among which you may allocate 100% of your Contract Value.

The following corrections apply to Investment Requirements for other Living Benefit Riders purchased on or after February 8, 2016: The American Century VP Balanced Fund and the MFS VIT Total Return Fund will be added to Group 2, and to the list of funds among which you may allocate 100% of your Contract Value.

The following corrections apply to Investment Requirements for other Living Benefit Riders purchased prior to February 8, 2016: The American Century VP Balanced Fund and the MFS VIT Total Return Fund will be added to the list of funds among which you may allocate 100% of your Contract Value.

All other provisions of the prospectus remain unchanged.

Please retain this supplement with your prospectus for future reference.